EXHIBIT 10.10

                              EMPLOYMENT AGREEMENT

         THIS EMPLOYMENT AGREEMENT (the "AGREEMENT"), is entered into as of November1, 2004, by and between HANA BIOSCIENCES, INC., a Delaware corporation with principal Employee offices at 400 Oyster Point Boulevard, Suite 215, South San Francisco, CA 94080 (the "COMPANY"), and RUSSELL SKIBSTED, residing at 27855 Moody Road, Los Altos Hills, CA 94022 (the "EMPLOYEE").

                              W I T N E S S E T H:

         WHEREAS, the Company desires to continue to employ the Employee as Vice President, Chief Financial Officer of the Company, and the Employee desires to continue to serve the Company in those capacities, upon the terms and subject to the conditions contained in this Agreement;

         NOW, THEREFORE, in consideration of the mutual covenants and agreements herein contained, the parties hereto hereby agree as follows:

         1. Employment.

                  (a) Services. The Employee will be employed by the Company as its Vice President and Chief Financial Officer. The Employee will report to the Chief Executive Officer and shall perform such duties as are consistent with the position of Chief Financial Officer for a company of similar size and stage of development (the "Services"). The Employee agrees to perform such duties faithfully, to devote all of his working time, attention and energies to the business of the Company, and while he remains employed, not to engage in any other business activity that is in conflict with his duties and obligations to the Company.

                  (b) Acceptance. Employee hereby accepts such employment and agrees to render the Services.

         2. Term.

         The Employee's employment under this Agreement (the "Term") shall commence as of November 15, 2004 (the "Effective Date") and shall continue for a term of three (3) years, unless sooner terminated pursuant to Section 8 of this Agreement. Notwithstanding anything to the contrary contained herein, the provisions of this Agreement governing protection of Confidential Information shall continue in effect as specified in Section 5 hereof and survive the expiration or termination hereof. The Term may be extended for additional one
(1) year periods upon mutual written consent of the Employee and the Board.

         3. Best Efforts; Place of Performance.

                  (a) The Employee shall devote substantially all of his business time, attention and energies to the business and affairs of the Company and shall use his best efforts to advance the best interests of the Company and shall not during the Term be actively engaged in any other business activity, without the permission of the Company, whether or not such business activity is pursued for gain, profit or other pecuniary advantage, that will interfere with the performance by the Employee of his duties hereunder or the Employee's availability to perform such duties or that will adversely affect, or negatively reflect upon, the Company.

                  (b) The duties to be performed by the Employee hereunder shall be performed primarily at the office of the Company in South San Francisco, California, subject to reasonable travel requirements on behalf of the Company, or such other place as the Board may reasonably designate.

         4. Compensation. As full compensation for the performance by the Employee of his duties under this Agreement, the Company shall pay the Employee as follows:

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                  (a) Base Salary.  The Company shall pay Employee a salary (the
"Base Salary") equal to One Hundred Seventy Five Thousand Dollars ($175,000) and reviewed annually by the CEO and Board of Directors during the Term. Payment shall be made semi-monthly, on the 15th and the last day of each calendar month.

                  (b) Signing Bonus. The Company shall pay the Employee a bonus of $40,000 on January 15, 2005 . =

                  (c) Incentive Bonus. The Company shall pay the Employee periodic incentive bonuses (each an "INCENTIVE Bonus") based upon the successful accomplishment of milestones to be determined by the Chief Executive Officer of the Company. Target bonus for 2004 is 30% of Employee's Base Salary payable in 2004, then follow the guideline approved by the Board in 2005 and thereafter.

                  (d) Withholding. The Company shall withhold all applicable federal, state and local taxes and social security and such other amounts as may be required by law from all amounts payable to the Employee under this Section 5.

                  (e) Stock Options. As additional compensation for the services to be rendered by the Employee pursuant to this Agreement, the Company shall grant the Employee stock options ("STOCK OPTIONS") to purchase 150,000 shares of Common Stock of the Company. The Stock Options shall vest, if at all, in three
(3) equal installments on each anniversary of your employment or the Effective Date. The Stock Options shall be exercisable at an initial exercise price equal to $3.34, which represents the Company's management's best estimate of the per share value of the amount of stock in question. In connection with such grant, the Employee shall enter into the Company's standard stock option agreement which will incorporate the foregoing vesting schedule and the Stock Option related provisions contained in Section 9 below. The Board of Directors of the Company shall annually review the number of Stock Options granted to the Employee to determine whether an increase in the number thereof is warranted.

                  (f) Expenses. The Company shall reimburse the Employee for all normal, usual and necessary expenses incurred by the Employee in furtherance of the business and affairs of the Company, including reasonable travel and entertainment, upon timely receipt by the Company of appropriate vouchers or other proof of the Employee's expenditures and otherwise in accordance with any expense reimbursement policy as may from time to time be adopted by the Company.

                  (g) Other Benefits. The Employee shall be entitled to all rights and benefits for which he shall be eligible under any benefit or other plans (including, without limitation, dental, medical, medical reimbursement and hospital plans, pension plans, employee stock purchase plans, profit sharing plans, bonus plans and other so-called "fringe" benefits) as the Company shall make available to its senior Employees from time to time. In addition, the Company shall reimburse the Employees for his reasonable medical licensing fees and other professional dues (including state and federal bar fees and dues). In addition, the Company will provide fully paid D&O insurance coverage for the employee.

                  (h) Vacation. The Employee shall, during the Term, be entitled to a vacation of three (3) weeks per annum, in addition to holidays observed by the Company. The Employee shall not be entitled to carry any vacation forward to the next year of employment and shall not receive any compensation for unused vacation days, without the prior written approval of the Chief Executive Officer.

         5. Confidential Information and Inventions.

                  (a)  The  Employee  recognizes  and  acknowledges  that in the course of his duties he is likely to receive confidential or proprietary information owned by the Company, its affiliates or third parties with whom the Company or any such affiliates has an obligation of confidentiality. Accordingly, during and after the Term, the Employee agrees to keep confidential and not knowingly disclose or make accessible to any other person or use for any other purpose other than in connection with the fulfillment of his duties under this Agreement, any Confidential and Proprietary Information (as defined below) owned by, or received by or on behalf of, the Company or any of its affiliates. "Confidential and Proprietary Information" shall include, but shall not be limited to, confidential or proprietary scientific or technical information, data, formulas and related concepts, business plans (both current and under


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development),  client lists, promotion and marketing programs, trade secrets, or
any  other  confidential  or  proprietary   business   information  relating  to
development programs, costs, revenues, marketing, investments, sales activities, promotions, credit and financial data, manufacturing processes, financing methods, plans or the business and affairs of the Company or of any affiliate or client of the Company. The Employee expressly acknowledges the trade secret status of the Confidential and Proprietary Information and that the Confidential and Proprietary Information constitutes a protectable business interest of the Company. The Employee agrees: (i) not to use any such Confidential and Proprietary Information for himself or others; and (ii) not to take any Company
material   or   reproductions   (including   but  not   limited   to   writings,
correspondence,   notes,  drafts,  records,  invoices,  technical  and  business policies, computer programs or disks) thereof from the Company's offices at any time during his employment by the Company, except as required in the execution of the Employee's duties to the Company. The Employee agrees to return immediately all Company material and reproductions (including but not limited, to writings, correspondence, notes, drafts, records, invoices, technical and business policies, computer programs or disks) thereof in his possession to the
Company  upon  request  and  in  any  event   immediately  upon  termination  of
employment, except as expressly authorized by the Company.

                  (b) Except with prior written authorization by the Company, the Employee agrees not to knowingly disclose or publish any of the Confidential and Proprietary Information, or any confidential, scientific, technical or business information of any other party to whom the Company or any of its affiliates owes an obligation of confidence, at any time during or after his employment with the Company.

                  (c) The Employee agrees that all inventions, discoveries, improvements and patentable or copyrightable works ("INVENTIONS") initiated, conceived or made by him, either alone or in conjunction with others, during the Term shall be the sole property of the Company to the maximum extent permitted by applicable law and, to the extent permitted by law, shall be "works made for hire" as that term is defined in the United States Copyright Act (17 U.S.C.A., Section 101). The Company shall be the sole owner of all patents, copyrights, trade secret rights, and other intellectual property or other rights in connection therewith. The Employee hereby assigns to the Company all right, title and interest he may have or acquire in all such Inventions; provided, however, that the Board of Directors of the Company may in its sole discretion agree to waive the Company's rights pursuant to this Section 5(c) with respect to any Invention that is not directly or indirectly related to the Company's business. The Employee further agrees to assist the Company in every proper way (but at the Company's expense) to obtain and from time to time enforce patents, copyrights or other rights on such Inventions in any and all countries, and to that end the Employee will execute all documents necessary:

                           (i) to apply for,  obtain and vest in the name of the
Company alone (unless the Company otherwise directs) letters patent, copyrights or other analogous protection in any country throughout the world and when so obtained or vested to renew and restore the same; and

                           (ii) to defend any opposition  proceedings in respect
of such applications and any opposition proceedings or petitions or applications for revocation of such letters patent, copyright or other analogous protection.

                  (d) The Employee acknowledges that while performing the services under this Agreement the Employee may locate, identify and/or evaluate patented or patentable inventions having commercial potential in the fields of pharmacy, pharmaceutical, biotechnology, healthcare, technology and other fields which may be of potential interest to the Company or one of its affiliates (the "THIRD PARTY INVENTIONS"). The Employee understands, acknowledges and agrees that all rights to, interests in or opportunities regarding, all Third-Party Inventions identified by the Company, any of its affiliates or either of the foregoing persons' officers, directors, employees (including the Employee), agents or consultants during the Employment Term shall be and remain the sole and exclusive property of the Company or such affiliate and the Employee shall have no rights whatsoever to such Third-Party Inventions and will not pursue for himself or for others any transaction relating to the Third-Party Inventions which is not on behalf of the Company.

                  (e) The provisions of this Section 5 shall survive any termination of this Agreement.

         6. Non-Competition, Non-Solicitation and Non-Disparagement.

                  (a) The Employee understands and recognizes that his services to the Company are special and unique and that in the course of performing such services the Employee will have access to and knowledge of Confidential and


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

Proprietary Information (as defined in Section 5) and the Employee agrees that, during the Term and for a period of three (3) months thereafter, he shall not in any manner, directly or indirectly, on behalf of himself or any person, firm, partnership, joint venture, corporation or other business entity ("PERSON"), enter into or engage in any business which is engaged in any business directly competitive with the business of the Company, either as an individual for his own account, or as a partner, joint venturer, owner, Employee, employee, independent contractor, principal, agent, consultant, salesperson, officer, director or shareholder of a Person in a business competitive with the Company within the geographic area of the Company's business, which is deemed by the parties hereto to be worldwide. Notwithstanding the foregoing, if Employee's employment is terminated under Section 8(c) or 8(d) of this Agreement or if Employees employment is terminated by the Company without Cause (as defined herein), the preceding shall not apply and such restrictions on Employee's shall not exist. The Employee acknowledges that, due to the unique nature of the Company's business, the loss of any of its clients or business flow or the improper use of its Confidential and Proprietary Information could create significant instability and cause substantial damage to the Company and its affiliates and therefore the Company has a strong legitimate business interest in protecting the continuity of its business interests and the restriction herein agreed to by the Employee narrowly and fairly serves such an important and critical business interest of the Company. For purposes of this Agreement, the Company shall be deemed to be actively engaged on the date hereof in the acquisition, development and commercialization of pharmaceutical drug candidates and providing consulting services in connection therewith, and in the future in any other business in which it actually devotes substantive resources to study, develop or pursue. Notwithstanding the foregoing, nothing contained in this
Section 6(a) shall be deemed to prohibit the Employee from (i) acquiring or holding, solely for investment, publicly traded securities of any corporation, some or all of the activities of which are competitive with the business of the Company so long as such securities do not, in the aggregate, constitute more than three percent (3%) of any class or series of outstanding securities of such corporation.

                  (b) During the Term and for a period of 12 months thereafter, the Employee shall not, directly or indirectly, without the prior written consent of the Company:

                           (i) solicit or induce any  employee of the Company or
any of its affiliates to leave the employ of the Company or any such affiliate; or hire for any purpose any employee of the Company or any affiliate or any employee who has left the employment of the Company or any affiliate within one year of the termination of such employee's employment with the Company or any such affiliate or at any time in violation of such employee's non-competition agreement with the Company or any such affiliate; or

                           (ii) solicit or accept  employment  or be retained by
any Person who, at any time during the term of this Agreement, was an agent, client or customer of the Company or any of its affiliates where his position will be related to the business of the Company or any such affiliate; or (iii) solicit or accept the business of any agent, client or customer of the Company or any of its affiliates with respect to products, services or investments similar to those provided or supplied by the Company or any of its affiliates; or

                           (iv) solicit a license of  technology,  including but
not limited to, patents or patent applications relating to such technology, relating to a pharmaceutical product candidate from any party (A) from which the Company or its affiliates license such technology or (B) any party with which the Company or any of its affiliates has within the six months prior to the end of the Term been negotiating to obtain a license of such technology; provided, however, that this provision shall not be construed to prohibit Employee from soliciting a party from which the Company licenses technology or is negotiating to license technology to license to the Employee (or a future employer or affiliate of Employee) an unrelated technology.

                  (c) The Company and the Employee each agree that both during the Term and at all times thereafter, neither party shall directly or indirectly disparage, whether or not true, the name or reputation of the other party or any of its affiliates, including but not limited to, any officer, director, employee or shareholder of the Company or any of its affiliates.

                  (d) In the event that the Employee  breaches any provisions of
Section 5 or this Section 6 or there is a threatened breach, then, in addition to any other rights which the Company may have, the Company shall (i) be entitled, without the posting of a bond or other security, to injunctive relief to enforce the restrictions contained in such Sections and (ii) have the right to require the Employee to account for and pay over to the Company all


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compensation,   profits,  monies,   accruals,   increments  and  other  benefits
(collectively "BENEFITS") derived or received by the Employee as a result of any transaction constituting a breach of any of the provisions of Sections 5 or 6 and the Employee hereby agrees to account for and pay over such Benefits to the Company.

                  (e) Each of the rights and remedies enumerated in Section 6(d) shall be independent of the others and shall be in addition to and not in lieu of any other rights and remedies available to the Company at law or in equity. If any of the covenants contained in this Section 6, or any part of any of them, is hereafter construed or adjudicated to be invalid or unenforceable, the same shall not affect the remainder of the covenant or covenants or rights or remedies which shall be given full effect without regard to the invalid portions. If any of the covenants contained in this Section 6 is held to be invalid or unenforceable because of the duration of such provision or the area covered thereby, the parties agree that the court making such determination shall have the power to reduce the duration and/or area of such provision and in its reduced form such provision shall then be enforceable. No such holding of invalidity or unenforceability in one jurisdiction shall bar or in any way affect the Company's right to the relief provided in this Section 6 or otherwise in the courts of any other state or jurisdiction within the geographical scope of such covenants as to breaches of such covenants in such other respective states or jurisdictions, such covenants being, for this purpose, severable into diverse and independent covenants.

                  (f) In the event that an actual proceeding is brought in equity to enforce the provisions of Section 5 or this Section 6, the Employee shall not urge as a defense that there is an adequate remedy at law nor shall the Company be prevented from seeking any other remedies which may be available. The Employee agrees that he shall not raise in any proceeding brought to enforce the provisions of Section 5 or this Section 6 that the covenants contained in such Sections limit his ability to earn a living.

                  (g) The provisions of this Section 6 shall survive any termination of this Agreement.

         7. Representations and Warranties by the Employee.

                  The Employee hereby represents and warrants to the Company as follows:

                           (i)  Neither  the   execution  or  delivery  of  this
Agreement nor the performance by the Employee of his duties and other obligations hereunder violate or will violate any statute, law, determination or award, or conflict with or constitute a default or breach of any covenant or obligation under (whether immediately, upon the giving of notice or lapse of time or both) any prior employment agreement, contract, or other instrument to which the Employee is a party or by which he is bound.

                           (ii) The Employee has the full right, power and legal
capacity to enter and deliver this Agreement and to perform his duties and other obligations hereunder. This Agreement constitutes the legal, valid and binding obligation of the Employee enforceable against him in accordance with its terms. No approvals or consents of any persons or entities are required for the Employee to execute and deliver this Agreement or perform his duties and other obligations hereunder.

         8. Termination. The Employee's employment hereunder shall be terminated upon the Employee's death and may be terminated as follows:

                  (a) The Employee's employment hereunder may be terminated by the Board of Directors of the Company for Cause. Any of the following actions by the Employee shall constitute "CAUSE":

                           (i) The willful failure,  disregard or refusal by the
Employee to perform his duties hereunder; (ii) Any willful, intentional or grossly negligent act by the Employee having the effect of injuring, in a material way (whether financial or otherwise and as determined in good-faith by a majority of the Board of Directors of the Company), the business or reputation of the Company or any of its affiliates, including but not limited to, any officer, director, Employee or shareholder of the Company or any of its affiliates;

                           (iii)  Willful  misconduct by the Employee in respect
of the duties or obligations of the Employee under this Agreement, including, without limitation, insubordination with respect to any legal directions received by the Employee from the Board of Directors of the Company;


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                           (iv) The  Employee's  indictment  of any  felony or a
misdemeanor involving moral turpitude (including entry of a nolo contendere plea);

                           (v)  The  determination  by  the  Company,   after  a
reasonable and good-faith investigation by the Company following a written allegation by another employee of the Company, that the Employee engaged in some form of harassment prohibited by law (including, without limitation, age, sex or race discrimination), unless the Employee's actions were specifically directed by the Board of Directors of the Company;

                           (vi)  Any  misappropriation  or  embezzlement  of the
property of the Company or its affiliates (whether or not a misdemeanor or felony);

                           (vii) Breach by the Employee of any of the provisions
of Sections 5, 6 or 7 of this Agreement; and

                           (viii)  Breach by the  Employee of any  provision  of
this Agreement other than those contained in Sections 5, 6 or 7 which is not cured by the Employee within thirty (30) days after notice thereof is given to the Employee by the Company.

                  (b) The Employee's employment hereunder may be terminated by the Board of Directors of the Company due to the Employee's Disability. For purposes of this Agreement, a termination for "DISABILITY" shall occur (i) when the Board of Directors of the Company has provided a written termination notice to the Employee supported by a written statement from a reputable independent physician to the effect that the Employee shall have become so physically or mentally incapacitated as to be unable to resume, within the ensuing twelve (12) months, his employment hereunder by reason of physical or mental illness or injury, or (ii) upon rendering of a written termination notice by the Board of Directors of the Company after the Employee has been unable to substantially perform his duties hereunder for 90 or more consecutive days, or more than 120 days in any consecutive twelve month period, by reason of any physical or mental illness or injury. For purposes of this Section 8(b), the Employee agrees to make himself available and to cooperate in any reasonable examination by a reputable independent physician retained by the Company.

                  (c) The Employee's employment hereunder may be terminated by the Board of Directors of the Company (or its successor) upon the occurrence of a Change of Control. For purposes of this Agreement, "CHANGE OF CONTROL" means
(i) the acquisition, directly or indirectly, following the date hereof by any person (as such term is defined in Section 13(d) and 14(d)(2) of the Securities Exchange Act of 1934, as amended), in one transaction or a series of related transactions, of securities of the Company representing in excess of fifty percent (50%) or more of the combined voting power of the Company's then outstanding securities if such person or his or its affiliate(s) do not own in excess of 50% of such voting power on the date of this Agreement, or (ii) the future disposition by the Company (whether direct or indirect, by sale of assets or stock, merger, consolidation or otherwise) of all or substantially all of its business and/or assets in one transaction or series of related transactions
(other than a merger effected exclusively for the purpose of changing the domicile of the Company).

                  (d) The Employee's employment hereunder may be terminated by the Employee for Good Reason. For purposes of this Agreement, "GOOD REASON" shall mean any of the following: (i) the assignment to the Employee of duties inconsistent with the Employee's position, duties, responsibilities, titles or offices as described herein; (ii) any material reduction by the Corporation of the Employee's duties and responsibilities; or (iii) any reduction by the Corporation of the Employee's compensation or benefits payable hereunder (it being understood that a reduction of benefits applicable to all employees of the Corporation, including the Employee, shall not be deemed a reduction of the Employee's compensation package for purposes of this definition).

         9. Compensation upon Termination.


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                  (a) If the Employee's  employment is terminated as a result of his death or Disability, the Company shall pay to the Employee or to the Employee's estate, as applicable, (x) his Base Salary and any accrued and any unpaid Bonus and expense reimbursement amounts through the date of his Death or Disability. All Stock Options that are scheduled to vest by the end of the calendar year in which such termination occurs shall be accelerated and deemed to have vested as of the termination date. All Stock Options that have not vested (or been deemed pursuant to the immediately preceding sentence to have vested) as of the date of termination shall be deemed to have expired as of such date. Any Stock Options that have vested as of the date of the Employee's death or Disability (including any Options deemed to have vested pursuant to this section 9(a)) shall remain exercisable for a period of 90 days.

                  (b) If the Employee's employment is terminated by the Board of Directors of the Company for Cause or if the Employee voluntarily terminates his employment for any reason or no reason (other than for Good Reason), then the Company shall pay to the Employee his Base Salary through the date of his termination and the Employee shall have no further entitlement to any other compensation or benefits from the Company. All Stock Options that have not vested as of the date of termination shall be deemed to have expired as of such date. Any Stock Options that have vested as of the date of the Employee's termination shall remain exercisable for a period of 90 days.

                  (c) If the Employee's employment is terminated by the Company (or its successor) upon the occurrence of a Change of Control, the Company (or its successor, as applicable) shall continue to pay to the Employee his Base Salary and benefits until the earlier of (a) the remainder of the Term, and (b) six months following such termination. All Stock Options that have not vested as of the date of such termination shall be accelerated and deemed to have vested as of such date.

                  (d) Notwithstanding anything to the contrary contained herein, the Employee's employment may be terminated by the Company for any reason or no reason; provided, however, if the Employee's employment is terminated by the Company other than as a result of the Employee's death or Disability and other than for reasons specified in Sections 9(b) or (c), then the Company shall continue to (i) pay to the Employee his Base Salary for a period of one year following such termination, and (ii) pay the Employee any expense reimbursement amounts owed through the date of termination. The Company's obligation under clauses (i) in the preceding sentence shall be subject to offset by any amounts otherwise received by the Employee from any employment during the one year period following the termination of his employment. All Stock Options that are scheduled to vest by the end of the contract year in which such termination occurs shall be accelerated and deemed to have vested as of the termination date. All Stock Options that have not vested (or been deemed pursuant to the immediately preceding sentence to have vested) as of the date of termination shall be deemed to have expired as of such date.

                  (e) This Section 9 sets forth the only obligations of the Company with respect to the termination of the Employee's employment with the Company, and the Employee acknowledges that, upon the termination of his employment, he shall not be entitled to any payments or benefits which are not explicitly provided in Section 9.

                  (f) The provisions of this Section 9 shall survive any termination of this Agreement.

         10. Miscellaneous.

                  (a) This Agreement shall be governed by, and construed and interpreted in accordance with, the laws of the State of California, without giving effect to its principles of conflicts of laws.

                  (b) Any dispute arising out of, or relating to, this Agreement or the breach thereof (other than Sections 5 or 6 hereof), or regarding the interpretation thereof, shall be finally settled by arbitration conducted in California in accordance with the rules of the American Arbitration Association then in effect before a single arbitrator appointed in accordance with such rules. Judgment upon any award rendered therein may be entered and enforcement obtained thereon in any court having jurisdiction. The arbitrator shall have authority to grant any form of appropriate relief, whether legal or equitable in nature, including specific performance. For the purpose of any judicial proceeding to enforce such award or incidental to such arbitration or to compel arbitration and for purposes of Sections 5 and 6 hereof, the parties hereby submit to the non-exclusive jurisdiction of the Supreme Court of the State of

California, San Mateo County, or the United States District Court for the appropriate district of California, and agree that service of process in such arbitration or court proceedings shall be satisfactorily made upon it if sent by registered mail addressed to it at the address referred to in paragraph (g) below. The costs of such arbitration shall be borne proportionate to the finding of fault as determined by the arbitrator. Judgment on the arbitration award may be entered by any court of competent jurisdiction.

                  (c) This  Agreement  shall be  binding  upon and  inure to the
benefit   of  the   parties   hereto,   and  their   respective   heirs,   legal
representatives, successors and assigns.

                  (d) This Agreement, and the Employee's rights and obligations hereunder, may not be assigned by the Employee. The Company may assign its rights, together with its obligations, hereunder in connection with any sale, transfer or other disposition of all or substantially all of its business or assets.

                  (e) This Agreement cannot be amended orally, or by any course of conduct or dealing, but only by a written agreement signed by the parties hereto.

                  (f) The failure of either party to insist upon the strict performance of any of the terms, conditions and provisions of this Agreement shall not be construed as a waiver or relinquishment of future compliance therewith, and such terms, conditions and provisions shall remain in full force and effect. No waiver of any term or condition of this Agreement on the part of either party shall be effective for any purpose whatsoever unless such waiver is in writing and signed by such party.

                  (g) All notices, requests, consents and other communications, required or permitted to be given hereunder, shall be in writing and shall be delivered personally or by an overnight courier service or sent by registered or certified mail, postage prepaid, return receipt requested, to the parties at the addresses set forth on the first page of this Agreement, and shall be deemed given when so delivered personally or by overnight courier, or, if mailed, five days after the date of deposit in the United States mails. Either party may designate another address, for receipt of notices hereunder by giving notice to the other party in accordance with this paragraph (g).

                  (h) This Agreement sets forth the entire agreement and understanding of the parties relating to the subject matter hereof, and supersedes all prior agreements, arrangements and understandings, written or oral, relating to the subject matter hereof. No representation, promise or inducement has been made by either party that is not embodied in this Agreement, and neither party shall be bound by or liable for any alleged representation, promise or inducement not so set forth.

                  (i) As used in this Agreement, "affiliate" of a specified Person shall mean and include any Person controlling, controlled by or under common control with the specified Person.

                  (j) The section headings contained herein are for reference purposes only and shall not in any way affect the meaning or interpretation of this Agreement.

                  (k)  This   Agreement   may  be  executed  in  any  number  of
counterparts, each of which shall constitute an original, but all of which together shall constitute one and the same instrument.

                  IN WITNESS WHEREOF, the parties hereto have executed this Agreement as of the date first above written.

                                            HANA BIOSCIENCES, INC.


                                            By: /s/ Mark J. Ahn
                                                --------------------------------
                                                Name:    Mark Ahn, Ph.D.
                                                Title:   President and CEO


                                            EMPLOYEE


                                            By: /s/ Russell Skibsted
                                                --------------------------------
                                                Name: Russell Skibsted